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                                                                   EXHIBIT 23.5

ACTUARIES' CONSENT

        We consent to the reference to and the use of our February 27, 1995 Actuarial Report on Citizens Insurance Company of America in the amended Form S-4 of Citizens, Inc.

                                       RUDD AND WISDOM, INC.
                                       CONSULTING ACTUARIES


                                       By: /s/ CHRIS MCCAUL
                                           ------------------------------------
                                           Chris McCaul

Austin, Texas
July 19, 1995